Exhibit 99.1

Ashland Inc. and Consolidated Subsidiaries
Statements of Consolidated Income
Years Ended September 30

(In millions except per share data)	2007	2006	2005	2004	2003
Revenues
Sales and operating revenues	$7,785	$7,233	$6,731	$5,776	$5,165
Equity income	15	11	525	412	292
Other income	34	33	39	26	46
	7,834	7,277	7,295	6,214	5,503
Costs and expenses
Cost of sales and operating expenses	6,447	6,030	5,545	4,721	4,189
Selling, general and administrative expenses	1,171	1,077	1,079	968	1,031
	7,618	7,107	6,624	5,689	5,220
Operating income	216	170	671	525	283
(Loss) gain on the MAP Transaction (a)	(3)	(5)	1,284	-	-
Loss on early retirement of debt	-	-	(145)	-	-
Net interest and other financing income (costs)	46	47	(82)	(114)	(128)
Income from continuing operations before income taxes	259	212	1,728	411	155
Income tax (expense) benefit	(58)	(29)	230	(100)	(52)
Income from continuing operations	201	183	1,958	311	103
Income from discontinued operations (net of income taxes)	29	224	46	67	(23)
Income before cumulative effect of accounting changes	230	407	2,004	378	80
Cumulative effect of accounting changes (net of income taxes)	-	-	-	-	(5)
Net income	$230	$407	$2,004	$378	$75

Earnings per share
Basic
Income from continuing operations	$3.20	$2.57	$26.85	$4.44	$1.51
Income from discontinued operations	.46	3.16	.64	.97	(.33)
Cumulative effect of accounting changes	-	-	-	-	(.08)
Net income	$3.66	$5.73	$27.49	$5.41	$1.10
Diluted
Income from continuing operations	$3.15	$2.53	$26.23	$4.36	$1.50
Income from discontinued operations	.45	3.11	.62	.95	(.33)
Cumulative effect of accounting changes	-	-	-	-	(.07)
Net income	$3.60	$5.64	$26.85	$5.31	$1.10

(a)
“MAP Transaction” refers to the June 30, 2005 transfer of Ashland’s 38% interest in Marathon Ashland Petroleum LLC (MAP), Ashland's maleic anhydride business and 60 Valvoline Instant Oil Change centers in Michigan and northwest Ohio to Marathon Oil Corporation in a transaction valued at approximately $3.7 billion.

Ashland Inc. and Consolidated Subsidiaries
Consolidated Balance Sheets
September 30

(In millions)	2007	2006	2005	2004	2003
Assets
Current assets
Cash and cash equivalents	$897	$1,820	$985	$243	$223
Available-for-sale securities	155	349	403	-	-
Accounts receivable	1,467	1,401	1,242	953	804
Inventories	610	532	439	383	371
Deferred income taxes	69	93	104	96	125
Other current assets	78	55	22	111	49
Current assets of discontinued operations	-	-	562	516	513
	3,276	4,250	3,757	2,302	2,085
Investments and other assets
Investment in Marathon Ashland Petroleum LLC (MAP)	-	-	-	2,713	2,448
Goodwill and other intangibles	377	310	235	116	109
Asbestos insurance receivable (noncurrent portion)	458	444	370	399	399
Deferred income taxes	157	186	228	-	-
Other noncurrent assets	435	450	419	286	252
Noncurrent assets of discontinued operations	-	-	976	909	966
	1,427	1,390	2,228	4,423	4,174
Property, plant and equipment
Cost
Performance Materials	701	637	573	613	567
Distribution	434	407	378	355	357
Valvoline	488	489	488	466	452
Water Technologies	272	255	184	167	156
Unallocated and other	230	219	207	201	178
	2,125	2,007	1,830	1,802	1,710
Accumulated depreciation and amortization	(1,142)	(1,057)	(1,000)	(1,025)	(963)
	983	950	830	777	747
	$5,686	$6,590	$6,815	$7,502	$7,006
Liabilities and Stockholders’ Equity
Current liabilities
Debt due within one year
Short-term debt	$-	$-	$-	$40	$-
Current portion of long-term debt	5	12	12	399	102
Dividends payable	-	674	-	-	-
Trade and other payables	1,141	1,302	1,239	1,106	1,111
Income taxes	6	53	13	14	11
Current liabilities of discontinued operations	-	-	281	256	260
	1,152	2,041	1,545	1,815	1,484
Noncurrent liabilities
Long-term debt (less current portion)	64	70	82	1,109	1,512
Employee benefit obligations	255	313	358	428	385
Deferred income taxes	-	-	-	286	215
Asbestos litigation reserve (noncurrent portion)	560	585	521	568	560
Other noncurrent liabilities and deferred credits	501	485	482	429	449
Noncurrent liabilities of discontinued operations	-	-	88	161	148
	1,380	1,453	1,531	2,981	3,269
Stockholders’ equity
Common stock	1	1	1	72	68
Paid-in capital	16	240	605	478	350
Retained earnings	3,040	2,899	3,251	2,262	1,961
Accumulated other comprehensive income (loss)	97	(44)	(118)	(106)	(126)
	3,154	3,096	3,739	2,706	2,253
	$5,686	$6,590	$6,815	$7,502	$7,006

Ashland Inc. and Consolidated Subsidiaries
Statements of Consolidated Cash Flows
Years Ended September 30

(In millions)	2007	2006	2005	2004	2003
Cash flows from operating activities from continuing operations
Net income	$230	$407	$2,004	$378	$75
Results from discontinued operations (net of income taxes)	(29)	(224)	(46)	(67)	23
Cumulative effect of accounting changes	-	-	-	-	5
Adjustments to reconcile income from continuing operations to cash flows from operating activities
Depreciation and amortization	133	111	100	98	96
Deferred income taxes	22	(1)	(500)	104	66
Equity income from affiliates	(15)	(11)	(525)	(412)	(292)
Distributions from equity affiliates	10	5	279	152	203
Loss (gain) on the MAP Transaction	3	5	(1,284)	-	-
Loss on early retirement of debt	-	-	145	-	-
Change in operating assets and liabilities (a)	(156)	(141)	(232)	(210)	25
Other items	-	(3)	(5)	-	-
	198	148	(64)	43	201
Cash flows from financing activities from continuing operations
Proceeds from issuance of common stock	19	18	115	108	2
Excess tax benefits related to share-based payments	9	6	20	3	-
Repayment of long-term debt	(13)	(13)	(1,552)	(100)	(216)
Repurchase of common stock	(288)	(405)	(100)	-	-
(Decrease) increase in revolving credit facility	-	-	(40)	40	(10)
Cash dividends paid	(743)	(78)	(79)	(77)	(75)
	(1,016)	(472)	(1,636)	(26)	(299)
Cash flows from investing activities from continuing operations
Additions to property, plant and equipment	(154)	(175)	(180)	(137)	(65)
Purchase of operations - net of cash acquired	(75)	(183)	(135)	(5)	-
Proceeds from sale of operations	-	-	3,303	-	-
Purchases of available-for-sale securities	(484)	(824)	(402)	-	-
Proceeds from sales and maturities of available-for-sale securities	680	876	1	-	-
Purchase of accounts receivable	-	-	(150)	-	-
Collections of accounts receivable purchased	-	-	150	-	-
Other items	23	20	9	23	(5)
	(10)	(286)	2,596	(119)	(70)
Cash (used) provided by continuing operations	(828)	(610)	896	(102)	(168)
Cash (used) provided by discontinued operations
Operating cash flows	(3)	197	53	143	41
Investing cash flows	(92)	1,248	(207)	(21)	260
(Decrease) increase in cash and cash equivalents	(923)	835	742	20	133
Cash and cash equivalents - beginning of year	1,820	985	243	223	90
Cash and cash equivalents - end of year	$897	$1,820	$985	$243	$223

(Increase) decrease in operating assets (a)
Accounts receivable	$(54)	$(76)	$(291)	$(149)	$(51)
Inventories	(74)	(56)	(72)	(9)	13
Other current assets	(22)	21	94	(60)	31
Investments and other assets	90	(2)	(247)	(15)	17
Increase (decrease) in operating liabilities (a)
Trade and other payables	(101)	42	106	(3)	102
Other current liabilities	(20)	(90)	(27)	(11)	(45)
Noncurrent liabilities	25	20	205	37	(42)
Change in operating assets and liabilities	$(156)	$(141)	$(232)	$(210)	$25

(a)	Excludes changes resulting from operations acquired or sold.

Ashland Inc. and Consolidated Subsidiaries
Information by Industry Segment
Years Ended September 30

(In millions)	2007	2006	2005	2004	2003
Revenues
Sales and operating revenues
Performance Materials	$1,580	$1,425	$1,369	$1,026	$875
Distribution	4,031	4,070	3,810	3,199	2,810
Valvoline	1,525	1,409	1,326	1,297	1,235
Water Technologies	818	502	394	360	337
Intersegment sales (a)
Performance Materials	(154)	(145)	(143)	(85)	(68)
Distribution	(12)	(23)	(22)	(19)	(21)
Valvoline	(1)	(3)	(2)	(1)	(2)
Water Technologies	(2)	(2)	(1)	(1)	(1)
	7,785	7,233	6,731	5,776	5,165
Equity income
Performance Materials	10	10	7	7	7
Valvoline	4	1	1	-	-
Water Technologies	1	-	-	-	-
Refining and Marketing	-	-	517	405	285
	15	11	525	412	292
Other income
Performance Materials	4	4	17	8	4
Distribution	3	4	7	9	19
Valvoline	8	7	6	4	5
Water Technologies	3	4	4	8	6
Refining and Marketing	-	-	3	(6)	2
Unallocated and other	16	14	2	3	10
	34	33	39	26	46
	$7,834	$7,277	$7,295	$6,214	$5,503
Operating income
Performance Materials	$89	$112	$88	$42	$(1)
Distribution	41	120	99	56	12
Valvoline	86	(21)	59	77	61
Water Technologies	16	14	11	14	3
Refining and Marketing (b)	-	-	486	383	263
Unallocated and other	(16)	(55)	(72)	(47)	(55)
	$216	$170	$671	$525	$283
Depreciation and amortization
Performance Materials	$36	$31	$31	$30	$30
Distribution	22	21	18	18	19
Valvoline	31	28	27	27	26
Water Technologies	27	17	13	11	10
Unallocated and other	17	14	11	12	11
	$133	$111	$100	$98	$96

(a)	Intersegment sales are accounted for at prices that approximate market value.
(b)	Includes Ashland's equity income from MAP through June 30, 2005, amortization related to Ashland's excess investment in MAP, and other activities associated with refining and marketing.

Ashland Inc. and Consolidated Subsidiaries
Information by Industry Segment
Years Ended September 30

(In millions)	2007	2006	2005		2004	2003
Assets
Performance Materials	$997	$841	$764		$640	$563
Distribution	1,218	1,148	1,057		922	856
Valvoline	751	742	723		658	667
Water Technologies	514	468	233		202	186
Refining and Marketing	-	-	-		2,742	2,484
Discontinued operations	-	-	1,569		1,428	1,481
Unallocated and other (a)	2,206	3,391	2,469		910	769
	$5,686	$6,590	$6,815		$7,502	$7,006
Capital employed
Performance Materials	$682	$505	$466		$373	$335
Distribution	672	564	513		449	418
Valvoline	501	489	483		388	399
Water Technologies	359	322	146		116	103

Return on investment (b)
Performance Materials	9.2%	15.9%	10.8%	(c)	8.0%	(0.1)%
Distribution	4.1%	13.5%	12.0%		7.7%	1.4%
Valvoline	10.2%	(2.6)%	9.0%	(c)	11.5%	9.9%
Water Technologies	4.9%	6.4%	7.6%		9.0%	3.5%

Additions to property, plant and equipment
Performance Materials	$56	$58	$45		$45	$23
Distribution	29	36	26		10	5
Valvoline	28	38	66		26	18
Water Technologies	24	23	19		17	11
Unallocated and other	17	20	24		39	8
	$154	$175	$180		$137	$65

(a)	Includes cash, cash equivalents and other unallocated assets.
(b)	Calculated as income from continuing operations divided by average quarterly capital employed.
(c)
On June 30, 2005, Ashland transferred its 38% interest in Marathon Ashland Petroleum LLC and two other businesses to Marathon Oil Corporation (the "MAP Transaction").  Amounts for 2005 exclude the respective portions of the net gain on the MAP Transaction of $43 million for Performance Materials and $24 million for Valvoline.  For further information, see Note C of Notes to Consolidated Financial Statements in Ashland's annual report of Form 10-K for the year ended September 30, 2007.  Including these amounts, the return on investment would have been 20.3% for Performance Materials and 14.4% for Valvoline.

Ashland Inc. and Consolidated Subsidiaries
Information by Industry Segment
Years Ended September 30

(In millions)	2007	2006	2005	2004	2003
Operating information
Performance Materials (a) (b)
Sales per shipping day	$6.1	$5.7	$5.4	$4.0	$3.5
Pounds sold per shipping day	4.9	4.9	5.4	5.1	4.7
Gross profit as a percent of sales	20.5%	22.5%	20.4%	20.4%	22.1%
Distribution (a) (b)
Sales per shipping day	$15.9	$16.2	$15.1	$12.6	$11.2
Pounds sold per shipping day	19.6	20.3	21.0	21.0	19.6
Gross profit as a percent of sales	7.9%	9.5%	9.7%	9.6%	9.9%
Valvoline (a) (b)
Lubricant sales (gallons)	167.1	168.7	175.4	191.6	193.5
Premium lubricants (percent of U.S. branded volumes)	23.3%	23.1%	23.4%	21.5%	18.5%
Gross profit as a percent of sales	24.8%	19.9%	26.6%	28.2%	27.8%
Water Technologies (a) (b)
Sales per shipping day	$3.1	$2.0	$1.6	$1.4	$1.3
Gross profit as a percent of sales	39.2%	43.7%	47.8%	49.3%	50.4%

(a)	Sales are defined as sales and operating revenues. Gross profit is defined as sales and operating revenues, less cost of sales and operating expenses.
(b)	Excludes amounts resulting from the elimination of the previous one month financial reporting lag for wholly owned entities outside North America, which was recorded during fiscal 2007.

Ashland Inc. and Consolidated Subsidiaries
International Operations
Years Ended September 30

(In millions)	2007	2006	2005	2004	2003
International assets (a)
Performance Materials	$535	$463	$396	$333	$269
Distribution	319	264	216	184	152
Valvoline	186	158	146	132	121
Water Technologies	312	268	88	83	83
	1,352	1,153	846	732	625
International liabilities (a)
Performance Materials	148	130	102	94	71
Distribution	103	127	94	88	59
Valvoline	51	44	42	54	45
Water Technologies	109	89	31	34	33
	411	390	269	270	208
Net international investment (a)
Performance Materials	387	333	294	239	198
Distribution	216	137	122	96	93
Valvoline	135	114	104	78	76
Water Technologies	203	179	57	49	50
	$941	$763	$577	$462	$417
International income before income taxes (a) (b)
Performance Materials	$64	$68	$64	$43	$30
Distribution	6	12	17	14	8
Valvoline	29	19	26	20	16
Water Technologies	62	41	37	30	24
	$161	$140	$144	$107	$78
International revenues (a) (c)
Performance Materials	$732	$608	$601	$387	$307
Distribution	846	729	663	537	432
Valvoline	392	310	287	249	208
Water Technologies	545	309	229	202	178
	$2,515	$1,956	$1,780	$1,375	$1,125

(a)	Excludes amounts resulting from the elimination of the previous one month financial reporting lag for wholly owned entities outside North America, which was recorded during fiscal 2007.
(b)
Amounts represent income recorded by international subsidiaries, equity and dividend income from international affiliates, and international source royalty and other income recorded by U.S. subsidiaries.  Amounts do not reflect intercompany items eliminated in consolidation (e.g., interest) or any allocation of unallocated expenses incurred in the U.S. (e.g., research and development, advertising or administrative expenses) for the benefit of both U.S. and international operations.

(c)	Includes sales and operating revenues, equity income and other income.

Ashland Inc. and Consolidated Subsidiaries
International Operations
Years Ended September 30

(In millions)	2007	2006	2005	2004	2003
International assets (a)
Europe	$842	$715	$499	$432	$372
Canada	205	193	189	164	142
Asia	168	131	72	58	43
Australia and New Zealand	64	55	46	48	42
Other	73	59	40	30	26
	1,352	1,153	846	732	625
International liabilities (a)
Europe	283	287	181	180	138
Canada	63	48	48	52	40
Asia	27	22	9	11	10
Australia and New Zealand	21	19	17	17	11
Other	17	14	14	10	9
	411	390	269	270	208
Net international investment (a)
Europe	559	428	318	252	234
Canada	142	145	141	112	102
Asia	141	109	63	47	33
Australia and New Zealand	43	36	29	31	31
Other	56	45	26	20	17
	$941	$763	$577	$462	$417
International income before income taxes (a) (b)
Europe	$82	$67	$61	$41	$24
Canada	13	29	40	32	25
Asia	29	18	14	14	13
Australia and New Zealand	11	6	10	11	8
Other	26	20	19	9	8
	$161	$140	$144	$107	$78
International revenues (a) (c)
Europe	$1,530	$1,118	$999	$757	$626
Canada	405	421	422	344	292
Asia	231	143	114	87	70
Australia and New Zealand	142	107	105	95	75
Other	207	167	140	92	62
	$2,515	$1,956	$1,780	$1,375	$1,125

(a)	Excludes amounts resulting from the elimination of the previous one month financial reporting lag for wholly owned entities outside North America, which was recorded during fiscal 2007.
(b)
Amounts represent income recorded by international subsidiaries, equity and dividend income from international affiliates, and international source royalty and other income recorded by U.S. subsidiaries.  Amounts do not reflect intercompany items eliminated in consolidation (e.g., interest) or any allocation of unallocated expenses incurred in the U.S. (e.g., research and development, advertising or administrative expenses) for the benefit of both U.S. and international operations.

(c)	Includes sales and operating revenues, equity income and other income.